EXHIBIT 10.3

SECURITIES PLEDGE AGREEMENT

This Securities Pledge Agreement, dated as of July 29, 2016 (as amended, restated, supplemented or otherwise modified from time to time, this "Agreement"), is made by and among Multimedia Platforms, Inc., a Nevada corporation ("MPI"), Columbia Funmap, Inc., a New Jersey corporation and a wholly-owned subsidiary of MPI ("Columbia"), and New Frontiers Media Holdings, LLC, a Delaware limited liability company and a wholly-owned subsidiary of MPI ("NFM"), and White Winston Select Asset Funds, LLC, a Delaware limited liability company ("Lender").

            MPI, Columbia and NFW are collectively referred to herein as the "Pledgors," and MPI, Columbia and NFW shall be jointly and severally liable for all obligations of the Debtor set forth herein. All references herein to the Debtor refer to MPI, Columbia and NFW, unless otherwise explicitly provided or required by the context.

Background

A. The Lender has agreed to loan up to One Million Five Hundred Thousand Dollars ($1,500,000) (the "Loan") to the Pledgors pursuant and subject to the terms of a Master Credit Facility Agreement, dated as of July 29, 2016 (the "Loan Agreement"), and evidenced by a Secured Promissory Note, dated July 29, 2016 (the "Note").

B. To secure the Pledgors' obligations under the Loan Agreement and other Loan Documents (as such term is defined in the Loan Agreement), the Pledgors have agreed to pledge and grant to the Lender a security interest in all of the outstanding equity securities (the "Equity Interests") of each direct and indirect subsidiary of MPI now or hereafter existing, including (without limitation) Columbia and NFW (the "Subsidiaries"), pursuant to the terms and conditions of this Agreement.

N O W, T H E R E F O R E ,

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Grant of Security Interest. To the extent not prohibited by applicable law, the Pledgors, jointly and severally, hereby pledge, grant, assign and transfer to the Lender, on the terms and conditions hereinafter set forth, a continuing security interest in all of the Pledgors' respective right, title and interest in and to all of the Equity Interests, together with all dividends, distributions, financial interests, interest and other rights with respect thereto, and all proceeds thereof, whether now existing or hereafter arising, and all additional equity securities of the Subsidiaries from time to time acquired by the Pledgors in any manner, and the certificates representing additional equity securities (if any), and all proceeds thereof (the "Pledged Equity Interests").

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Section 2. Security for Obligations. This Agreement secures the full and punctual payment and performance when due, by acceleration or otherwise, of all obligations of the Pledgors pursuant to the Loan Documents, including all principal and interest under the Note, together with all other indebtedness and obligations and costs and expenses for which the Pledgors are or may be responsible under any of the Loan Documents, whether now existing or hereafter arising, and all other indebtedness, obligations, debts and liabilities, plus interest thereon, of the Pledgors to the Lender (as well as all claims by the Lender against the Pledgors), whether now existing or hereafter arising, whether voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated, whether the Pledgors may be liable individually or jointly with others, whether the Pledgors may be obligated as guarantor, surety, accommodation party or otherwise, whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations, and whether such indebtedness and obligations may be or hereafter may become otherwise unenforceable, and in each case as the same may be modified, supplemented, amended or amended and restated from time to time hereafter (collectively, the "Pledgors' Obligations"). This Agreement shall create a continuing security interest in the Pledged Equity Interests and shall remain in full force and effect until payment and performance in full of all Pledgors' Obligations.

Section 3. Transfer of Pledged Equity Interests. To the extent not prohibited by applicable law, the Pledgors hereby grants a power of attorney to, and appoint the Lender its attorney-in-fact with respect to, the Pledged Equity Interests. Subject to the terms and conditions of this Agreement, the Lender may exercise all of the rights and privileges in connection with the Pledged Equity Interests to which a transferee may be entitled as record holder thereof, together with all rights and privileges granted hereunder. The Lender shall be under no obligation to exercise any such right or privilege. The Pledgors have herewith delivered to the Lender the certificates evidencing all of the Pledged Equity Interests pursuant to an escrow agreement (the "Escrow Agreement," attached hereto as Exhibit A) along with applicable partnership interest powers endorsed in blank, to be held subject to the terms of this Agreement. The power of attorney granted hereunder shall not be affected by the subsequent disability or incapacity of the Pledgors. The Lender may delegate the powers granted to the Lender by the power of attorney granted hereunder by a delegation in writing which makes reference to such power of attorney and otherwise complies with applicable law.

Section 4. Representation and Warranty. The Pledgors, jointly and severally, represent and warrant to the Lender as of the date hereof that the Pledgors are the legal and beneficial owners of, and, except as is otherwise prohibited by applicable law, have full right and authority to pledge and assign, the Pledged Equity Interests, free and clear of all liens, security interests, options, or other charges or encumbrances, except any lien or security interest granted pursuant hereto in favor of the Lender and other than those previously granted to the Lender or disclosed to the Lender. The Pledgors further represent and warrant, jointly and severally, to the Lender that as of the date hereof, and at the time the Pledged Equity Interests are delivered to the Escrow Agent (as such term is defined in the Escrow Agreement), the Equity Interests do and will represent one hundred percent (100%) of the outstanding equity securities of the Subsidiaries and that there are and will be no other equity securities of Subsidiaries.

Section 5. Additional Covenant. The Pledgors agree that, except as otherwise consented to or approved in advance by the Lender in writing, the Pledgors will not sell, assign, transfer, pledge, or encumber in any other manner the Pledged Equity Interests, except in favor of the Lender pursuant to this Agreement. Each Pledgor agrees that at any time, and from time to time, at the expense of the Pledgors, the Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to the Pledged Equity Interests.

Section 6. Voting Rights. Until an Event of Default, as hereinafter defined, the Pledgors shall retain all right, if any, to vote the Pledged Equity Interests on all matters. Upon an Event of Default, the Lender may demand the delivery of the Pledged Equity Interests pursuant to the Escrow Agreement and exercise any and all rights as set forth in   Section 8 hereof.

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Section 7. Default. The occurrence of any of the following shall, at the option of the Lender and without any notice or demand on the Pledgors, constitute an event of default hereunder (an "Event of Default").

(a) The Pledgors default in making any payment when the same shall become due under the Loan Documents, and such default shall continue for five (5) days after the due date therefore.

(b) The Pledgors fail to comply with any term, covenant or agreement of this Agreement or any of the other Loan Documents (other than a payment default covered by subsection (a) above), and such failure shall continue for twenty (20) days from the earlier of: (i) notice from WWSAF or (ii) the date on which the Borrower first becomes aware of the noncompliance

(c) The Pledgors default in the performance of any of the other Pledgors' Obligations or any term, condition or covenant contained in any other document or instrument executed in connection therewith (subject to any applicable cure periods).

(d) Any material representation or warranty made by the Pledgors herein or in any other Loan Document, or any other material information furnished by the Pledgors to the Lender, fails to be true and correct, or is otherwise misleading, when made or fur-nished.

(e) The dissolution, merger, or consolidation of any Pledgor or the Subsidiaries, or a transfer of a substantial part of any Pledgor's or the Subsidiaries' property, or a transfer of a substantial part of the voting interests of the Subsidiaries.

(f) The Pledged Equity Interests shall be, or be threatened to be, subjected to forfeiture proceedings.

(g) The occurrence and continuation of an "Event of Default" under the Loan Agreement.

Section 8. Remedies. Whenever an Event of Default shall have occurred and be continuing, the Lender shall have the following rights and remedies, to the extent not prohibited by law:

(a) Transfer all or any part of the Pledged Equity Interests and any certificates representing the same into the name of the Lender or their nominee;

(b) Take control of any proceeds of the Pledged Equity Interests, including without limitation all distributions, dividends, and financial interests thereon;

(c) Execute (in the name, place and stead of the Pledgors) endorsements, assignments, unit powers and other instruments of conveyance or transfer with respect to the Pledged Equity Interests; or

(d) Exercise, to the exclusion of the Pledgors, the voting power and all other incidental rights of ownership with respect to the Pledged Equity Interests, and the Pledgors hereby grant the Lender an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Equity Interests, and shall promptly deliver to the Lender such additional proxies and other documents as may be necessary to allow the Lender to exercise such voting power.

Section 9. Assignment. This Agreement is for the benefit of the Lender and the Lender's successors and assigns; and in the event that the Lender shall assign, indorse, sell, transfer, or hypothecate to any person, firm, or corporation all or any portion of its rights hereunder, such assignment or transfer to that extent automatically shall constitute an assignment and transfer of this Agreement and of the rights given to the Lender hereunder, and the assignee, indorsee, transferee or successor of the Lender shall have, jointly with the Lender, all of the rights and privileges given to the Lender by the terms hereof. The Pledgors shall have no right to assign any of its rights or delegate any of its duties hereunder without the prior written consent of the Lender.

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Section 10. Waiver. The Pledgors waive any right to require the Lender to proceed against any person, to proceed against or exhaust any collateral, or to pursue any other remedy in the power of the Lender. The Pledgors further waive any defense arising by reason of any disability or other defense of any other person. Until all of the Pledgors' Obligations are paid or performed in full, the Pledgors shall have no right of subrogation, and the Pledgors waive any right to enforce any remedy that the Lender now has or hereafter may have against any other person and waive any benefit of and any right to participate in any collateral whatsoever now or hereafter held by the Lender.

Section 11. Miscellaneous.

(a) No Implied Waivers. No waiver by the Lender of any default shall operate as a waiver of any other default or of the same default on any subsequent occasion.

(b) Successors and Assigns. This Agreement shall constitute a continuing agreement between the Pledgors and the Lender, and all powers, rights, privileges, obligations, and duties herein set forth shall apply to, inure to the benefit of, and be binding on the heirs, executors, administrators, successors and assigns of the Pledgors and the Lender.

(c) Governing Law and Venue. This Agreement and any dispute between or among the parties arising from or related to this Agreement or the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to such jurisdiction's principles of conflict of laws. Each of the parties hereto consents to the exclusive jurisdiction and venue of the courts, as the case may be, of Suffolk County, Massachusetts or the United States Federal Court District of Massachusetts; Eastern Division.

(d) Remedies Cumulative. The rights and remedies herein are cumulative, and not exclusive of other rights and remedies which may be granted or provided by law.

(e) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The delivery of any parties to the others of a telecopy or facsimile signature to this Agreement shall have the same effect as the delivery of an original signature. The parties thereafter shall promptly deliver original signature pages one to the others, however any failure or delay in the delivery of an original signature shall not vitiate or impair the legally binding effect of a telecopy or facsimile signature.

(f) Notices. All notices and other communications hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt, to a party at the address set forth below (which may be changed in accordance with these notice procedures):

If to the Lender:	White Winston Select Asset Funds
265 Franklin St., Suite 1702
Boston, MA 02110
Attn: Todd M. Enright
Fax: 801-938-7540

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with a copy to:	McCarter & English, LLP
265 Franklin St.
Boston, MA 02110
Attention: Burt Winnick
Fax: 617-326-3078

If to the Pledgors	Multimedia Platforms, Inc.
2929 East Oakland Blvd.
Fort Lauderdale, FL 33308
Attention: Robert Weiss

With a copy to:	Lucosky Brookman, LLP
101 Wood Avenue, 5th Floor
Woodbridge, NJ 08830
Attention: Joe Lucosky

(g) No Third Party Beneficiaries. Except to the extent, if at all, otherwise expressly provided herein, the provisions of this Agreement shall not confer any rights or remedies on anyone not a party to this Agreement, and no person shall have the right to claim the rights of a third party beneficiary hereunder (other than the heirs, administrators, personal representatives, successors and assigns of the Lender).

(h) Entire Agreement; Amendment. This Agreement embodies the entire agreement and understanding between the parties relating to the subject matter hereof and there are no covenants, promises, agreements, conditions or understandings, oral or written, except as herein set forth. This Agreement may not be amended, waived or discharged except by an instrument in writing executed by the party against whom such amendment, waiver or discharge is to be enforced.

(i) JURY TRIAL WAIVER. PLEDGORS AND LENDER HEREBY MUTUALLY WAIVE ANY AND ALL RIGHTS THAT THEY MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA, ANY STATE OR TERRITORY, TO A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING EITHER DIRECTLY OR INDIRECTLY IN ANY LITIGATION, ACTION OR PROCEEDING BETWEEN PLEDGORS, LENDER OR THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Pledge Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

PLEDGORS:

MULTIMEDIA PLATFORMS, INC.

By:	Witness:
Name:	Name:
Title:

COLUMBIA FUNMAP, INC.

By:	Witness:
Name:	Name:
Title:

NEW FRONTIERS MEDIA HOLDINGS, LLC

By:	Witness:
Name:	Name:
Title:

LENDER:

WHITE WINSTON SELECT ASSET FUNDS, LLC

By:	Witness:
Name:
Title:

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Exhibit A

Escrow Agreement

(See attached.)

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